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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 3, 2005

                           WELLCARE HEALTH PLANS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-32209                   47-0937650
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

       8725 Henderson Road, Renaissance One
                 Tampa, Florida                                   33634
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 290-6200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On August 3, 2005, WellCare Health Plans, Inc. issued a press release announcing its results of operations for the second quarter and six months ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished herewith pursuant to Item 2.02 of this Current Report shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

             99.1   Press release dated August 3, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WELLCARE HEALTH PLANS, INC.

Dated: August 3, 2005                           By: /s/ Todd S. Farha
                                                --------------------------------
                                                    Todd S. Farha, President and
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits
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 99.1       Press release dated August 3, 2005.